UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 15, 2026

Enhabit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206

(Address and zip code of principal executive offices)

(214) 239-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On May 15, 2026 (the “Closing Date”), Anchor Parent, LLC, a Delaware limited liability company (“Parent”), completed the previously announced acquisition of Enhabit, Inc., a Delaware corporation (“Enhabit” or the “Company”), pursuant to the Agreement and Plan of Merger, dated as of February 22, 2026 (the “Merger Agreement”), by and among Enhabit, Parent and Anchor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into Enhabit (the “Merger”), with Enhabit surviving as a wholly owned subsidiary (the “Surviving Corporation”) of Parent.

The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 14, 2026.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

In connection with the consummation of the Merger, on May 15, 2026, Parent, Merger Sub, the Company and certain of its subsidiaries entered into a First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) with the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the lenders (in such capacity, the “Collateral Agent”), which amends that certain Amended and Restated Credit Agreement, dated as of February 26, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time and as amended by the First Amendment, the “Credit Agreement”), by and among the Company, the financial institutions party thereto as lenders, swingline lenders and issuing banks, the Administrative Agent and the Collateral Agent.

The First Amendment provides for, among other things, (i) additional term loans consisting of an increase in the aggregate principal amount of initial term loans by an aggregate principal amount of $105,000,000 (the “First Amendment Incremental Term Loans”), such that the aggregate outstanding principal amount of the initial term loans of all term loan lenders on May 15, 2026 (which includes the First Amendment Incremental Term Loans made pursuant to the First Amendment on May 15, 2026) shall be $420,000,000; (ii) an increase in the revolving credit facility commitments by an aggregate principal amount of $40,000,000 (the “First Amendment Revolving Commitment Increase”), such that the aggregate amount of the lenders’ revolving commitments on May 15, 2026 shall be $200,000,000; and (iii) that the First Amendment Incremental Term Loans and Revolving Commitments (as defined in the Credit Agreement), including the First Amendment Revolving Commitment Increase, be made available to Merger Sub as a Borrower (as defined in the Credit Agreement).

The obligations under the Credit Agreement are guaranteed by Parent, Merger Sub, the Company and certain existing direct or indirect wholly owned domestic subsidiaries of the Company (the “Subsidiary Guarantors”), and such obligations and guarantees are secured on a senior basis by substantially all of the assets of Parent, Merger Sub, the Company and the other Subsidiary Guarantors, in each case, subject to customary exceptions and exclusions. The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of its type.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

From and after the effective time of the Merger (the “Effective Time”), except as otherwise expressly agreed to in writing after the date of the Merger Agreement and prior to the Effective Time by Parent and a holder of common stock, par value $0.01 per share, of the Company (“Common Stock”), each share of Common Stock issued and outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive $13.80 in cash without interest (with respect to each such share of Common Stock, the “Per Share Amount,” and such consideration, the “Merger Consideration”). As of the Effective Time, all such shares of Common Stock were no longer issued and outstanding and were automatically cancelled and ceased to exist, and each holder of any such shares of Common Stock ceased to have any rights with respect thereto, except the right to receive the Merger Consideration.

At the Effective Time, each share of Common Stock held in the treasury of Enhabit or any of its subsidiaries and each share of Common Stock owned by Parent or Merger Sub immediately prior to the Effective Time was automatically cancelled and ceased to exist and no consideration was or will be delivered in exchange therefor.

At the Effective Time, each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time was automatically converted into and became one fully paid, nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and constitutes the only outstanding shares of capital stock of the Surviving Corporation.

Effective immediately prior to the Effective Time, each stock option granted under Enhabit’s 2022 Omnibus Performance Incentive Plan or Enhabit’s 2025 Equity and Incentive Compensation Plan (as applicable, each a “Company Stock Plan”) that entitled the holder thereof to purchase shares of Common Stock (each, a “Company Option”) that was outstanding and unexercised as of immediately prior to the Effective Time was, to the extent unvested, accelerated and became fully vested and exercisable. As of the Effective Time, except as otherwise expressly agreed to in writing after the date of the Merger Agreement and prior to the Effective Time by Parent and a holder of Company Options, and except as otherwise provided in the Merger Agreement, each outstanding and unexercised Company Option was automatically cancelled and converted into the right to receive an amount in cash, equal to the product of (i) the total number of shares of Common Stock subject to such Company Option as of immediately prior to the Effective Time multiplied by (ii) the excess, if any, of (A) the Per Share Amount over (B) the exercise price per share of Common Stock applicable to such Company Option, which will be paid in accordance with the Merger Agreement, without interest and subject to any applicable Tax (as defined in the Merger Agreement) withholding under applicable law in accordance with the Merger Agreement and any other authorized deductions.

As of the Effective Time, each Company Option that was then outstanding and unexercised and that had an exercise price per share of Common Stock that was equal to, or greater than, the Per Share Amount was automatically cancelled, without any further action on the part of the holder of any Company Option, without any cash payment or other consideration being made in respect thereof.

Effective immediately prior to the Effective Time, each restricted stock unit or deferred stock unit, in each case, representing a right to receive one share of Common Stock granted under any Company Stock Plans and the vesting of which had not been subject to the achievement of performance-based goals or metrics (each, a “Company RSU”) and each restricted share of Common Stock granted under any Company Stock Plans (each, a “Company RSA”) that was outstanding as of immediately prior to the Effective Time became, to the extent unvested, fully vested. Except as otherwise expressly agreed to in writing after the date of the Merger Agreement and prior to the Effective Time by Parent and a holder of Company RSUs or Company RSAs, as of the Effective Time, each Company RSU and Company RSA that was then outstanding was automatically cancelled and converted into the right to receive a cash payment in an amount equal to the product of (A) the total number of shares of Common Stock underlying such Company RSU or the total number of Company RSAs, as applicable, as of immediately prior to the Effective Time, multiplied by (B) the Per Share Amount, which will be paid in accordance with the Merger Agreement, without interest and subject to any applicable Tax withholding under applicable law in accordance with the Merger Agreement and any other authorized deductions.

Effective immediately prior to the Effective Time, each restricted stock unit granted under any Company Stock Plans, the vesting of which was subject, in whole or in part, to the achievement of performance-based goals or metrics (each, a “Company PSU”) that was outstanding as of immediately prior to the Effective Time became, to the extent unvested, vested, in the number of shares of Common Stock subject to the Company PSU based on the greater of the target performance level and the actual performance level measured as of the Effective Time (as determined by the Compensation and Human Capital Committee of the Board as constituted immediately prior to the Effective Time) (or, for any Company PSUs for which the performance period had been completed as of the

Effective Time, the actual performance level). Except as otherwise expressly agreed to in writing after the date of the Merger Agreement and prior to the Effective Time by Parent and a holder of Company PSUs, as of the Effective Time, (i) the vested portion of a Company PSU (after giving effect to the first sentence of this paragraph) was automatically cancelled and converted into the right to receive a cash payment in an amount equal to the product of (A) the total number of shares of Common Stock underlying such vested portion of the Company PSU as of immediately prior to the Effective Time, multiplied by (B) the Per Share Amount, which will be paid in accordance with the Merger Agreement, without interest and subject to any applicable Tax withholding under applicable law in accordance with the Merger Agreement and any other authorized deductions, and (ii) the unvested portion of a Company PSU was automatically cancelled without any cash payment or other consideration being made in respect thereof.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on February 23, 2026, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) to delist the Common Stock from NYSE and deregister the Common Stock under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Common Stock on NYSE was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As a result of the Merger, each share of Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically cancelled and ceased to exist, at the Effective Time, and was converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

At the Effective Time, a change in control of the Company occurred and the Company became a wholly owned subsidiary of the Parent. In connection with the Merger, the aggregate purchase price paid for all outstanding shares of Common Stock (except as described in Item 2.01 of this Current Report on Form 8-K) was approximately $762 million. The funds used to complete the Merger and the transactions contemplated by the Merger Agreement were provided through a combination of equity financing from Kinderhook Capital Fund 8-B, L.P. and Kinderhook Capital Fund 8, L.P. and third-party debt financing arranged by Parent and Merger Sub.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

At the Effective Time, Barbara Jacobsmeyer, Jeffrey W. Bolton, Tina L. Brown-Stevenson, Charles M. Elson, Erin P. Hoeflinger, Stuart M. McGuigan, Mark W. Ohlendorf, Stephan S. Rodgers, Gregory S. Rush and Barry Schochet each resigned from the board of directors of the Company and from any and all committees thereof on which they served and ceased to be directors of the Company. These resignations were tendered in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies or practices. At the Effective Time, in accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, Ryan Solomon, Dylan Black and Julie Jolley became the directors of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, the Company’s amended and restated certificate of incorporation and amended and restated bylaws were amended and restated in their entirety. Copies of the Amended and Restated Certificate of Incorporation of the Surviving Corporation and the Bylaws of the Surviving Corporation are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 15, 2026, the Company and Parent issued a joint press release announcing the closing of the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 22, 2026, by and among Enhabit, Inc., Anchor Parent, LLC and Anchor Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Enhabit’s Current Report on Form 8-K filed February 23, 2026).*

3.1	Amended and Restated Certificate of Incorporation of the Surviving Corporation.

3.2	Bylaws of the Surviving Corporation.

99.1	Joint Press Release of Enhabit, Inc. and Kinderhook Industries, LLC, dated May 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2026

ENHABIT, INC.

By:	/s/ Dylan C. Black
Name:	Dylan C. Black
Title:	General Counsel